Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

Exhibit 10.2

BIOPHARMACEUTICAL MANUFACTURING AGREEMENT

Dated October 28, 2013

By and between

DSM Biologics Company Australia Pty Ltd

Brisbane, Australia

and

DSM Biologics Company B.V.

Groningen, The Netherlands

and

OPTHEA Pty Ltd

South Yarra, Victoria, Australia

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

LIST OF EXHIBITS:

Exhibit 1:	Services Schedule

Exhibit 2:	Invoicing schedule

Exhibit 3:	Quality Agreement

Exhibit 4:	CCN Format

Exhibit 5:	Cancellation Scheme

Exhibit 6:	Draft Product Specifications

Exhibit 7:	Designated Vendors

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

BIOPHARMACEUTICAL MANUFACTURING AGREEMENT

This Biopharmaceutical Manufacturing Agreement is made and entered into on this 28th day of October, 2013 (the “Effective Date”):

BY AND BETWEEN:

OPTHEA Pty Ltd., a company incorporated under the laws of Australia having its registered address at Level 4, 650 Chapel Street, South Yarra, Victoria 3141, Australia; (hereinafter referred to as “OPTHEA”), of the one part;

AND:

DSM Biologics Company Australia Pty, Ltd. (A.B.N. 33 141 099 041), having its registered address at 37 Kent Street, Woolloongabba, QLD, 4102, Australia (“DSM Australia”)

and

DSM Biologics Company B.V., a company incorporated under Dutch law, having its registered address at Zuiderweg 72/2, Groningen, The Netherlands (hereinafter referred to as “DSM Netherlands”), of the other part;

DSM Australia and DSM Netherlands are hereinafter referred to collectively as “DSM”.

OPTHEA and DSM hereinafter sometimes individually referred to as “Party” and collectively as “Parties”.

SECTION 1: PREAMBLE

WHEREAS

A.	OPTHEA is the proprietor of a VEGFR-3 protein known as OPT-302; and

B.	DSM has expertise and know-how in the area of development and cGMP production of biopharmaceutical products; and

C.	OPTHEA wishes to contract DSM to perform manufacturing and development work as specified in this Agreement in connection with such protein; and

D.	DSM is willing to perform such Services for OPTHEA;

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter contained, the Parties agree as follows:

SECTION 2: DEFINITIONS

In this Agreement the following terms, whether used in the singular or plural form, shall, as used herein, have the following respective meanings:

“Acceptance” has the meaning ascribed thereto in Section 5.8. “Accept” and “Accepted” have the correlative meaning;

“Affiliates” means any individual, company, partnership or other entity which directly or indirectly, at present or in the future, controls, is controlled by or is under common control with a Party. For this purpose “control” shall mean direct or indirect beneficial ownership of at least fifty per cent (50%) of the voting share capital in such company or other business entity;

“Agreement” means this Biopharmaceutical Manufacturing Agreement (including any amendment signed by the Parties hereto), including all schedules and Exhibits attached hereto, and CCN’s entered into hereunder;

“Batch” shall mean a specific quantity of Product that is intended to be of uniform character and quality and is produced during the same cycle of manufacture;

“Batch Records” means in relation to a Batch of Product, the production records showing how the Batch was manufactured;

“Bill of Testing” means the agreed upon written list of testing, methods, limits and specifications applicable to in-process bulk harvest and Product, applying to the manufacture and disposition of Product by DSM, as defined in the Quality Agreement attached hereto as Exhibit 1, Annex 4, that may be amended by written agreement between the Parties;

“CCN” means a contemplated change notification initiated by DSM in writing and provided to OPTHEA upon request of either Party, and describing any material deviation from the Services, and which must be approved by OPTHEA in writing before entering into force. The standard format of a CCN is attached hereto as Exhibit 4;

“Certificate of Analysis” or “CoA” means the certificate containing the outcome of the disposition tests on the Product as performed by DSM or on behalf of DSM according to the Bill of Testing;

“cGMP” means current good manufacturing practices and general biological products standards as promulgated under the United States Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610), the EEC Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94/EC (replacing 91/356/EEC) and PIC/S Guide to Good Manufacturing Practice for Medicinal Products PE-009-08 Part 2, including any amendments to such regulations, to the extent these regulations relate to guidelines applicable for biopharmaceuticals and active pharmaceutical ingredients;

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

“Claims” means any legal claim, demand, action, suit or proceedings made or brought by any third party (other than an Affiliate of either Party);

”Close Out Costs” shall have the meaning set forth in Section 15.5;

“Confidential Information” means any scientific, technical or business information furnished by the disclosing Party to the receiving Party in connection with the Services and this Agreement, whether orally, in writing or as a tangible sample of material;

“Cost” shall mean the actual invoiced price paid by DSM to a third party in connection with the acquisition of materials and services in connection with the Services, including without limitation shipping and handling costs and customs duties. Costs for third party service providers and vendors, and for media, feed, or any individual item having an invoice price [***] shall also be invoiced at Cost [***] to cover DSM’s procurement and inventory costs in connection therewith.

“Defaulting Party” has the meaning ascribed thereto in Section 15.1.4;

“Deliverable” means any deliverable to be provided to OPTHEA, by DSM, as further specified in Exhibit 1, any amendment thereto, or in a CCN;

”Designated Vendor” shall have the meaning set forth in Section 4.7 below and shall include those entities specified in Exhibit 7.

“Development Work” means the activities as undertaken by DSM which relate to non-cGMP manufacturing of the Product which are performed in the laboratory facilities and include technology transfer and any kind of development, scaling-up, validation and testing activities including toxicology batches and engineering batches;

“Documents” means the documents on the basis of which a Batch of Product is released by DSM which include but may not be limited to: the Certificate of Analysis, Statement of Compliance, production and testing records, analytical test data for release tests of the Bulk Harvest Product, Batch dossier summary and deviation reports as agreed upon in the Quality Agreement;

“DSM Facilities” means the development and production facilities of DSM located at [***] and [***];

“EMA” means the European Medicines Agency;

“EFFECTIVE DATE” means the date indicated on the first page of this Agreement;

“FDA” means the U.S. Food and Drug Administration;

“For Cause Audit” shall mean an audit to address a Major cGMP Deviation resulting in a failure of Product to meet Specification due to DSM’s material breach of its obligations under this Agreement.

“Force Majeure” has the meaning ascribed thereto in Section 19.1;

“Intellectual Property Right” shall mean inventions, Patents, and/or Know How, and all intellectual property rights related thereto.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

“Know-How” shall mean any and all information not covered by a Patent, including but not limited to materials, trade secrets, information, experience and data, formulae, procedures, results and specifications, regulatory filings and clinical and pre-clinical data, in written or electronic form.

“Latent Defects” shall have the meaning set forth in Section 5.8.3;

“Losses” means, in relation to a Claim, any and all losses, obligations, liabilities, damages, deficiencies, costs and expenses which a Party incurs or suffers (including reasonable attorneys’ fees and legal fees incident thereto or in seeking indemnification from the other Party therefore) as a result of such Claim;

“Manufacturing Work” means the activities as undertaken by DSM for manufacturing the Batch of Product, including all manufacturing activities in compliance with cGMP (which for the purpose hereof shall include all operations of receipt of materials and products, production, quality control, release, storage);

“Material Change” means any change in assumptions or scope that results in the necessity to modify the Manufacturing or Development Work previously agreed to by the Parties in order to achieve a desired result;

“New General Application Intellectual Property” has the meaning ascribed thereto in Section 11.2;

“New OPTHEA Intellectual Property” has the meaning ascribed thereto in Section 11.2;

“Non-Defaulting Party” has the meaning ascribed thereto in Section 15.1.4;

“Patent” means any and all granted patents, including without limitation utility models and certificates of invention, and reissues, renewals, reexaminations, supplementary protection certificates, extensions, and term restorations thereof, and patent applications therefore, including any continuations, continuations-in-parts, divisionals thereof, and the like, and foreign equivalents thereof;

“Price” means, depending on the context, the total price for the Services or the price for any element of work in the Services as specified in the Exhibit 2;

“Process” means the process for the development and manufacture of the Product as used in the Services, including any improvements thereto;

“Product” means bulk purified OPT-302 drug substance manufactured in accordance with the Process;

“Project Manager” means the individual assigned by a Party who will be responsible on behalf of the respective Party for the scientific and technical components of the Services;

“Quality Agreement” means the agreement jointly developed by the Parties during the Development Work, attached hereto as Exhibit 3, incorporating all relevant Quality Assurance and Quality Control obligations and aspects for the Parties;

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

“Schedule” shall mean the description of the Services, as set forth in Exhibit 1, incorporating the specific details of each Services phase and a time schedule mutually agreed upon by the Parties.

“Services” means all the activities performed by DSM, as further described in Exhibit 1, and all amendments thereto, or in any CCNs entered hereunder;

“Service Activity” means the [***] activities performed by DSM, as further described and identified in Annex 1 of Exhibit 1, and includes any CCNs or amendments entered hereunder;

“Specifications” means the specifications, technical data and/or formulae of the Product manufactured during Manufacturing Work, and all amendments thereto, to be agreed upon in writing between the Parties. The Specifications are set out in Exhibit 6. Any amendment to the Specifications must be in writing, signed by both Parties.

“Statement of Compliance” or “SoC” means the confirmation to be issued by DSM contained in the Certificate of Analysis stating that the Product meets the Specifications and was manufactured in accordance with cGMP.

“Steering Committee” has the meaning as set forth in Section 7.6.

“Term” is defined in Section 15.1.

SECTION 3: OBJECTIVES AND OBLIGATIONS OF THE PARTIES

3.1

Services for Payment: Subject to the terms and conditions of this Agreement, OPTHEA hereby engages DSM to carry out the Services; and DSM, subject to the terms and conditions of this Agreement, hereby undertakes to use commercially reasonable efforts to carry out the Services in accordance with this Agreement.

3.2

CCN: Any Material Change to the scope of the Services shall not take effect unless approved in writing through a CCN signed by both Parties. Subject to provisions under Section 4.4, DSM shall submit a CCN to OPTHEA in a timely manner. DSM shall not be responsible for any delay resulting from OPTHEA’s failure to timely execute a CCN necessary for the completion of the Services or any portion of such Services.

SECTION 4: EXECUTION OF THE SERVICES – DEVELOPMENT WORK

4.1

Commencement: DSM shall begin the Services on or about 28th October 2013subject to DSM having timely received the appropriate payments in accordance with Section 6 and the necessary OPTHEA approvals, consents, information and materials necessary for the commencement of the Services (or any part of the Services), as specified in this Agreement, and specifically without limitation in Exhibit 1, any amendment thereto, or in a CCN. The different stages of the Development Work are estimated to require the periods of time identified in the Schedule to this Agreement. Any estimated timelines are dependent on OPTHEA’s timely provision of necessary approvals, consents, information and/or materials specified in Exhibit 1, any amendment thereto, in any CCN or other writing agreed to by the Parties. DSM shall timely notify OPTHEA if it expects execution of a part of the Services not to be possible within the timeframe as described in the Schedule, and, subject to Section 4.5, shall take commercially reasonable efforts to perform that part of the Services as soon as possible thereafter.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

4.2

In accordance with [***] set forth in the Schedule as described in Exhibit 1, the second Service Activity being part of the Development Work will not commence unless the Parties have agreed in writing to [***] in respect thereof. DSM shall keep OPTHEA informed of the impact of any delays in commencing each Service Activity, and shall use commercially reasonable efforts to minimize any such delays.

4.3

Incremental Work: Within [***] after performance by DSM of each individual stage of the Development Work, as described in the Schedule, DSM shall notify (electronically, in writing) OPTHEA (i) about the results of the stage and (ii) to what extent, in DSM’s opinion, the stage has been completed. Based on this information Parties shall discuss in good faith whether to (i) proceed with the Services according to the Schedule, (ii) perform incremental work with regard to the stage (and agree on the consequences, e.g. in relation to previously agreed Manufacturing Work) or (iii) terminate the Services. DSM shall employ its best efforts to incorporate incremental work into the existing Services as outlined in Exhibit 1. Any resulting agreement with respect to how to proceed shall be set forth in writing. In the event that the incremental work leads to a change in the Schedule for the Manufacturing Work the consequences with respect to the change in the Schedule shall be negotiated, and the Parties shall set forth in the CCN the impact of those consequences.

4.4

CCN Discussion: In the event that the Parties agree that incremental work is necessary they shall negotiate a CCN in good faith. If the Parties fail to reach agreement on the CCN within a [***] period after having started discussions on the CCN, the Services and this Agreement shall terminate automatically, unless the Parties agree to extend the time for such negotiations, in writing. Any agreed CCN implemented for the Services shall include a discount in the amount of [***] to DSM’s standard rates.

4.5

OPTHEA Responsibilities: In connection with any Development Work related to the Services, and subject to Section 4.2, OPTHEA shall provide DSM with all required approvals, consents, information and other materials specified in Exhibit 1, on a timely basis, and no later than the time period specified in Exhibit 1 or such other time as specifically agreed to by the project teams and set forth in approved meeting minutes. In the event that any delay of the Development Work results from OPTHEA’s failure to provide necessary consent, information and/or materials within the time frame specified in Exhibit 1, subject to Section 4.2, or the time frame agreed upon by the project teams in writing, any other part of this Agreement, any amendment to this Agreement, any CCN, or as otherwise set forth in any writing between the Parties, when required thereby, OPTHEA shall be solely responsible for such delay. Any unreasonable delay resulting from OPTHEA’s failure in accordance with this section 4.5 shall be considered a Postponement within the meaning of Section 15.2.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

4.6

DSM Responsibilites: In connection with any Development Work related to the Services, DSM shall use reasonable efforts consistent with industry practice to execute all activities according to and in line with the timelines as specified in Exhibit 1 according to applicable guidelines and laws and to supply OPTHEA with all required materials and information, subject to Sections 4.1 and 4.2. DSM will provide all required documentation requiring approval or action by OPTHEA in time to allow suitable time for approval. Each Party will take all reasonable efforts to prevent the loss of any scheduled manufacturing slots. Nothing contained herein shall limit or otherwise modify Section 12.4 of this Agreement.

4.7

Vendor’s Designated or Contracted by OPTHEA: If, in connection with the Development Work performed pursuant to this Article 4, or the Manufacturing Work performed pursuant to Article 5, OPTHEA elects, at its sole discretion, to require DSM to procure raw materials, media, feed or other supplies (“raw materials”) from vendors designated by OPTHEA which are not approved vendors under contract with DSM (hereinafter, “Designated Vendors”), then OPTHEA shall so advise DSM in writing, and DSM will establish supply arrangements with such Designated Vendors in accordance with this Section 4.7.

4.7.1

Cooperation on Supply Problems. DSM shall promptly advise OPTHEA if it encounters supply problems, including delays and/or delivery of non-conforming products from Designated Vendors; and (ii) DSM and OPTHEA shall cooperate to reduce or eliminate any supply problems from such Designated Vendors.

4.7.2

Annual Certification. OPTHEA shall be obligated to certify its own Designated Vendors, as specified in the Quality Agreement, on an annual basis, at its expense, and shall annually supply certification to DSM for such Designated Vendors. If DSM is required to certify such Designated Vendors, DSM’s certification expenses including, but not limited to, quality audit visits to the Designated Vendors [***].

4.7.3

Cancelled Manufacturing Runs. If scheduled manufacturing runs are required to be cancelled because a Designated Vendor failed to supply acceptable materials on a timely basis, OPTHEA may be obligated to pay DSM a cancelled production fee as outlined in Section 15.2 and where appropriate, the cancellation scheme set forth in Exhibit 5.

4.7.4

Batch Failure Resulting from Designated Vendor Failure. If any Batch of Product fails because of defects or other non-conformities in raw materials supplied by a Designated Vendor that could not have been discovered by DSM as a result of DSM’s obligations under this Agreement and the Quality Agreement, then OPTHEA shall be obligated to pay DSM a failed Batch fee computed as [***] of the Batch Price including [***].

4.7.5

Rescheduled Runs. At the request of OPTHEA, DSM shall use reasonable efforts to re-schedule any production run which is cancelled due to Designated Vendor problems, subject to its then existing production schedule. Upon the rescheduled production of the cancelled production, [***] Price shall be charged for such rescheduled quantities upon completion, notwithstanding and in accordance with Section 15.2, OPTHEA’s prior payment of [***].

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

4.7.6	Quality Issues. OPTHEA shall be responsible for compensating DSM for [***] to investigate and resolve quality issues arising with the Designated Vendor.

4.7.7

Direct Contracts with Vendor. If OPTHEA requires DSM to procure raw material from any Designated Vendor, then DSM shall require that such Designated Vendor enter into a supply contract directly with DSM; otherwise, and until execution of such supply contract, OPTHEA shall be solely responsible for the supply of raw materials, and for any liability arising as a result thereof.

4.7.8	For avoidance of doubt, the provisions of this Section 4.7 shall equally apply to Article 5 of the Agreement.

4.8

Engineering Batch Failure due to not Using Diligent and Commercially Reasonable Efforts: If any non-cGMP manufacturing of an engineering batch fails because DSM has not used diligent and commercially reasonable efforts to perform such manufacturing, OPTHEA and DSM shall agree on one of the following as the [***] for OPTHEA and the [***] for DSM:

4.8.1	to [***] for such batch;

4.8.2	to obtain, at [***] and [***] as soon as reasonably possible;

4.8.3	to [***] in such a way that it can be deemed to have been manufactured diligently and using commercially reasonable efforts.

SECTION 5: EXECUTION OF THE SERVICES – MANUFACTURING WORK

5.1

Performance: It is understood by the Parties that the [***] Service Activities are optional to OPTHEA and may be requested by OPTHEA at its discretion, no time slot being reserved by DSM for any part of the [***] Service Activities including the Manufacturing Work. The [***] Service Activities including the Manufacturing Work will thus not commence unless they are authorized by OPTHEA in writing. If and when OPTHEA provides such written approval, DSM shall reserve a time slot for OPTHEA for performing the [***] Service Activities including the Manufacturing Work. DSM shall perform the Manufacturing Work under the Services in the DSM Facilities, subject to DSM having received in due time the appropriate payment(s) in accordance with Section 6 and the necessary OPTHEA approvals, consent, information and materials necessary for the commencement of the Services (or any part of the Services), as specified in Exhibit 1, any amendment thereto, or in a CCN. The different parts of the Manufacturing Work are estimated to require the periods of time identified in the Schedule to this Agreement. DSM shall timely notify OPTHEA if it expects execution of a part of the Manufacturing Work not to be possible within the timeframe as described in the Schedule, and subject to Section 5.2 shall take commercially reasonable efforts to perform that part of such Manufacturing Work as soon as possible thereafter.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

5.2

OPTHEA Responsibilities: In connection with any Manufacturing Work in connection with the Services, OPTHEA shall provide DSM with all required approvals, consents, information and other materials specified in Exhibit 1 or the Quality Agreement, on a timely basis, and no later than the time period specified therein once the Manufacturing Work is approved to commence by OPTHEA. OPTHEA’s responsibility to provide consents, information and other materials includes the requirement to approve Documents, supply or order OPTHEA supplied materials, or provide information in accordance with the schedule set forth in Exhibit 1 or in the Quality Agreement or such other time as specifically agreed to by the project teams and set forth in approved meeting minutes. In the event that any delay of the Manufacturing Work results from OPTHEA’s failure to provide necessary approvals, consent, information and/or materials within the time frame specified in Exhibit 1, any other part of this Agreement, any amendment to this Agreement, any CCN, or as otherwise set forth in any writing between the Parties, when required thereby, OPTHEA shall be solely responsible for such delay. Any such unreasonable delay shall be [***].

5.3	Quality Agreement: In relation to the Manufacturing Work, each Party shall perform their respective obligations and responsibilities set forth in the Quality Agreement.

5.4

Manufacture in accordance with cGMP: The Product to be manufactured during the Manufacturing Work (as described in the Schedule) shall be manufactured in accordance with all applicable cGMP requirements.

5.5

Testing: Each Batch of Product will be sampled and tested by or on behalf of DSM against the Specifications according to the Bill of Testing. The Bill of Testing shall be approved, in writing, by the Parties, and signed by each Party. Any modifications to the Bill of Testing shall only be effective when approved in writing by the Parties. In connection with Manufacturing Work, the quality assurance department of DSM will review the Documentation and will assess if the manufacture has taken place in compliance with cGMP regulations.

5.6

Statement of Compliance: If, based upon such tests, the Batch conforms to the Specifications and was manufactured according to cGMP, a Statement of Compliance will be completed and approved by the Quality Assurance Department of DSM in connection with Manufacturing Work. The Certificate of Analysis including the Statement of Compliance and all other Documents will be delivered to OPTHEA for each Batch. In the event OPTHEA has not received all Documents at the time of delivery of the Certificate of Analysis it will promptly notify DSM in writing and DSM shall, within [***], send such Documents to OPTHEA. In the event that OPTHEA requires additional copies of the Documents, or copies of any other documents concerning the Manufacturing Work, these will be provided by DSM at Cost.

5.7

Shipment: When OPTHEA requests DSM to ship Product to OPTHEA or a third party, DSM shall do so in accordance with OPTHEA’s instructions but at [***] of OPTHEA. Product shall be shipped, [***] from the DSM Facilities (in accordance with Incoterms 2000) with responsibility for and title to the Product passing to OPTHEA in accordance with the applicable Incoterms.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

5.8

Acceptance: OPTHEA will notify DSM in writing of its acceptance or rejection of the Batch of Product within [***] of delivery of all Documents; and such acceptance or rejection shall be based solely on OPTHEA’s review of the Documents (“Acceptance”).

5.8.1

OPTHEA shall be obligated to accept the Batch in all instances other than where the Batch fails to meet the Specifications and/or was not manufactured in compliance with cGMP. OPTHEA shall notify DSM of any rejection of the Batch of Product pursuant to this Section 5.8.1 within the [***] period set forth in Section 5.8. In the absence of any such written confirmation to DSM of rejection of the Batch or any material substantiation of the underlying reasons for such rejection, the Batch of Product shall be deemed to comply with the Specifications and manufactured in compliance with cGMP and shall be deemed Accepted by OPTHEA.

5.8.2

During the aforementioned [***] and thereafter, OPTHEA shall have and retain full control and title to the Product, but unless otherwise requested by OPTHEA, DSM shall store the Batch until delivery pursuant to Section 5.7 or shipment pursuant to the Section 5.8.4 under controlled conditions compliant with cGMP requirements and according to the agreed upon storage instructions. Any other use or processing of the Product by or on behalf of OPTHEA prior to Acceptance shall be [***].

5.8.3

Upon Acceptance by OPTHEA of the Batch of Product, OPTHEA shall [***] in respect of the Batch vis-à -vis DSM save for [***]. Latent Defects (as defined hereafter) shall be reported in writing promptly after discovery but in no event more than [***] after delivery of the respective Batch of Product. “Latent Defects” shall mean a non-compliance of the Product with the Specifications caused by a provable failure by DSM to comply with cGMP, which defect was already present at the time of delivery and which could not have been identified by or on behalf of OPTHEA prior to Acceptance by review of the Certificate of Analysis and other Documents supplied to OPTHEA on delivery of the Batch.

Without limitation of anything to the contrary set forth in this Agreement, including but not limited to Section 4.7, OPTHEA’s sole and exclusive remedy for Latent Defects for which DSM is responsible under the terms of this Agreement shall be the remedies set forth in Section 5.12 and DSM shall only be liable upon OPTHEA’s proof that DSM failed to comply with cGMP. In the event of any attempted rejection of Product by OPTHEA due to an alleged Latent Defect, OPTHEA shall either dispose of the Product or return the Product to DSM, in accordance with DSM’s instructions and applicable laws. Where it is established that a Latent Defect exists, all Costs of disposal or return shall be borne by DSM. Otherwise, OPTHEA shall bear the Costs of return or disposal.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

5.8.4

Shipment to Third Party: When OPTHEA requests DSM to ship Product to a third party, DSM shall do so in accordance with OPTHEA’s instructions but at the sole risk, responsibility and expense of OPTHEA. In such event and subject to the other terms of this Agreement, responsibility for and title to the Product shall pass to OPTHEA along with the risk when the Product is placed [***]. Following such shipment, if OPTHEA claims that such Product does not comply with Specifications, then it must demonstrate by clear evidence that such non-compliance is caused solely by the failure by DSM to comply with cGMP and that such defect was already present prior to shipment.

5.9

Dispute on Specifications: If during the aforementioned [***] period (or, in the case of Latent Defects, the aforementioned [***] period), there is any dispute concerning whether Product complies with the Specifications or whether such failure is due (in whole or in part) to acts or omissions of OPTHEA (or a third party to whom OPTHEA has requested that DSM ship Product) after delivery of Product, a sample of the Product received by OPTHEA and a sample retained by DSM shall be exchanged between OPTHEA and DSM for a counter-check. If such counter-check does not resolve the dispute, the Parties agree to act in good faith to arrive at a solution and, in doing so, may mutually agree to submit a sample of the Product received by OPTHEA and a sample retained by DSM to an independent, qualified third-party laboratory that is mutually acceptable and selected by the Parties promptly in good faith. Such laboratory shall provide the Parties with a recommendation regarding whether the rejected Product met the Specifications at the time of delivery by DSM to the carrier; and the Parties shall, based on such recommendations, negotiate an appropriate resolution of their dispute.

5.10

Dispute on cGMP: If during the aforementioned [***] period (or, in the case of Latent Defects, the aforementioned [***] period), there is any dispute concerning whether Product was manufactured in compliance with cGMP, the QA-managers of the Parties shall discuss in good faith to attempt to resolve such dispute. If the QA-managers of the Parties fail to reach agreement in due time, such dispute shall be submitted to the Steering Committee. If the Steering Committee fails to reach agreement in due time, such dispute shall be submitted to an independent, qualified third-party expert that is mutually acceptable and selected by the Parties promptly in good faith. Such expert shall determine whether the Product was manufactured in compliance with cGMP; and such expert’s determinations shall be final and determinative for purposes of this Agreement save for manifest error on the face of decision. [***] shall bear all fees and costs of the expert’s activities.

5.11

Remedy on Failed Specification: If the Batch of Product does not conform to the Specifications, provided the nonconformity is not due to DSM’s failure to comply with cGMP, and OPTHEA subsequently does not Accept the Batch, OPTHEA shall have to pay the Price for this failed Batch of Product. DSM shall at OPTHEA’s request either obtain new raw materials and produce a new Batch of Product as soon as reasonably possible or investigate and rework the Batch with the Price of any replacement Batch to be paid by OPTHEA.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

5.12	Remedy on Failed cGMP:

5.12.1

Regardless of whether the Batch of Product conforms to the Specifications or not, if this Batch was not manufactured according to cGMP (if applicable) and the Batch is subsequently not Accepted by OPTHEA, OPTHEA and DSM shall agree on one of the following [***] for OPTHEA and the [***] for DSM:

5.12.1.1	to refund the Price and Costs paid for this Batch of Product;

5.12.1.2	to obtain, at DSM’s cost and expense, new raw materials and Manufacture a new Batch of Product as soon as reasonably possible;

5.12.1.3	to rework, at DSM’s cost and expense, the Product in such a way that the Batch can be deemed to have been manufactured according to cGMP.

5.12.2

Regardless of the decision made pursuant to Section 5.12.1, the Parties shall meet to discuss, evaluate and analyze the reasons for and implications of the failure to comply with cGMP and shall discuss in good faith whether to proceed with or to amend the Services, or to terminate the Services.

5.13

[***]: Subject to the indemnification obligations under this Agreement, [***] under this Agreement with respect to Product (i) not complying with the Specifications shall be limited to the remedy as provided for in Section 5.11 and (ii) not being manufactured in compliance with cGMP shall be limited to the remedy and liability as provided for in Section 5.12.

5.14

Indemnity for subsequent Purchasers: OPTHEA shall indemnify, defend and hold DSM and its Affiliates harmless from and against any and all Losses resulting from claims made by any subsequent purchasers of the Product against DSM for loss or damage arising out of the performance or non-performance of Product provided under this Agreement, if OPTHEA cannot obtain for DSM from the subsequent purchasers the limitation of liability protections in this Agreement.

SECTION 6: PRICE

6.1

Price Assumptions: It is understood between the Parties that the Prices for the Services shall be based upon [***] hereto. If, during the execution of the Services, it becomes clear that [***] and have consequences for the Services, which cannot be addressed by a CCN, the Parties shall adjust the Price for those parts of the Services so effected accordingly. In addition, OPTHEA agrees that it shall bear any adjustment to the Price due to subsequent regulatory changes relevant to the Services, Product, and/or the Process, or any delay by OPTHEA in providing required consents, information and other materials specified in Exhibit 1, on a timely basis.

6.2	Invoicing Schedule: The invoicing schedule for the Services undertaken under this Agreement is set out in Exhibit 2.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

6.3

Invoices: All invoices shall be payable by OPTHEA within [***] of receipt of the invoice with payment being made as specified on the invoice. Any delay in the payment by OPTHEA of the Price shall carry an interest rate as of the first day of such delayed payment, which interest rate shall be based on an annual interest rate of [***] above the base lending rate at the time as set by the Reserve Bank of Australia. In the event of a failure to pay within the required time frame, DSM shall notify OPTHEA of such failure, and OPTHEA shall advise of the reasons for the failure to pay. If the failure to pay has not been resolved within not less than [***] of such notice by DSM, DSM shall have the right, in its sole discretion, to suspend or discontinue any scheduled commencement of or continuation of work to be performed, or being performed, even if such discontinuance or suspension results in the loss of a time slot that was reserved for OPTHEA. DSM shall notify OPTHEA of any such decision in writing. DSM shall not be held responsible or liable for any non-commencement or discontinuation of the Services or missed time slot as a result of any suspension or discontinuance of work pursuant to this Section 6.3. Any loss of timeslot hereunder shall be considered a Postponement pursuant to Section 15.2. DSM may also, in its sole discretion, treat the failure to pay the invoice as a cancellation by OPTHEA, and OPTHEA shall be responsible for payment for such cancellation in accordance with the terms of the cancellation scheme of Exhibit 5.

SECTION 7: MANAGEMENT OF THE SERVICES

7.1	The Parties hereby agree that the Services shall be under the day-to-day supervision of the DSM Project Manager.

7.2	The Parties shall work together through the respective Project Managers to ensure the satisfactory execution of the Services.

7.3	Each Project Manager shall be entitled to propose recommendations to the Parties to ensure that the Services meet their objectives.

7.4

Each Project Manager shall be in charge of all scientific and technical components of the Services within its own organization and shall maintain communication with the other Party in connection therewith.

7.5	Each Party intends and shall use reasonable efforts not to replace its Project Manager and, in case of replacement, to timely notify the other Party of such replacement.

7.6

The Parties shall also nominate a Steering Committee (“Steering Committee”), which Steering Committee shall be in charge of (i) monitoring the overall progress, timelines, results and Price of the Services; (ii) taking the relevant decisions as described in Sections 5.10 and 5.12; (iii) discussing the forward planning of the Services for the upcoming 12 months insofar as this is not yet firmly agreed upon between the Parties, and (iv) attempt to settle any disputes according to Section 18. Unless otherwise provided for or agreed upon in writing, all decisions of the Steering Committee shall be taken on the basis of unanimity.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

7.7

DSM shall permit a reasonable number of persons authorized by OPTHEA, including but not limited to OPTHEA employees, representatives, contractors or employees, representatives or contractors of an Affiliate of OPTHEA, licensees or potential licensees of OPTHEA, under appropriate confidentiality provisions acceptable to DSM, to visit the DSM Facilities during regular business hours where the Services are being conducted to evaluate the progress of the Services, unless such visit would conflict with a prearranged visit by another client or an inspection by or for another client or by a regulatory authority. Unless otherwise agreed, such visits shall only be made subject to [***] prior written notice of the request for such visit, such notice to be given to DSM by OPTHEA and such notice to identify the persons who will be visiting and the nature of their association with OPTHEA. Nothing contained in this Section 7.7 shall be construed to permit OPTHEA employees, representatives, contractors or employees, representatives or contactors of an Affiliate of OPTHEA, licensees or potential licensees of OPTHEA to be present in restricted cGMP suites or locations of the facility.

7.8	The Parties may use electronic mail to communicate during the execution of the Services. The Parties shall use all reasonable measures to ensure the confidentiality of information so communicated.

7.9

DSM shall, throughout the Services, use its commercially reasonable efforts to maintain adequate resources (including suitable equipment and facilities and qualified, trained and experienced staff) to perform the Services as currently planned and as may be modified by agreement between the Parties.

SECTION 8: RECORDS AND REPORTS

DSM hereby undertakes that it shall submit to OPTHEA, at the times identified in the Schedule, a report detailing the progress and results of (the relevant part of) the Services and highlighting any major issues encountered during the previous period. If no times are identified in the Schedule, then reports shall be issued [***] and final reports shall be issued promptly after completion of the relevant part of the Services. In any event, as soon as DSM becomes aware of any major issues that may impact on the time for completion of the Services or any part thereof, or that may have an effect on a deliverable or impact the Product, such major issues shall be reported promptly to OPTHEA, as well as being highlighted in the next report that is due on that part of the Services.

SECTION 9: QUALITY AUDITS AND REGULATORY APPROVALS

9.1	All audits shall be governed by the Quality Agreement attached as Exhibit 3 to this Agreement.

9.2	The “Annual Audit” as set forth in the Quality Agreement and “For Cause Audits” will be [***] to OPTHEA.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

9.3

For any other Audits other than those outlined under Section 9.2 of this Agreement during the same calendar year or twelve month period (as applicable), DSM’s expenses (including DSM’s internal costs, such as, without limitation, labor which for the purpose hereof shall be charged at [***] in accordance with the terms of Exhibit 1) associated with such audits or inspections shall be borne by OPTHEA.

9.4

DSM shall permit inspections of DSM’s facilities by governmental authorities (such as the FDA and equivalent EMA regulatory authorities) in connection with any registration or pending registration for manufacturing of Product. All DSM’s and such subcontractors’ expenses (including internal costs, such as, without limitation, labor costs) associated with such audits or inspections shall be borne by [***] and shall be in accordance with [***].

9.5	DSM and OPTHEA agree to promptly inform each other on the outcome of other inspections by governmental regulatory authorities potentially connected with the Product(s).

SECTION 10: SUBCONTRACTING

Unless to an Affiliate in relation to an activity which is not covered by cGMP, DSM shall not be entitled to subcontract portions of the Services to any third party without OPTHEA’s prior written permission thereto, which permission shall not be unreasonably or untimely withheld.

SECTION 11: INTELLECTUAL PROPERTY RIGHTS

11.1

Neither Party will, as a result of this Agreement, acquire any right, title or interest in any Intellectual Property Rights that the other party owns or controls as of the Effective Date, or that the other Party obtains ownership or control of separate and apart from the performance of the Services under this Agreement.

11.2

OPTHEA shall exclusively own all right, title and interest in the Intellectual Property Rights that DSM and/or its Affiliates, contractors or agents develop, conceive, invent, reduce to practice or make, solely or jointly with OPTHEA, in the course of performance of the Services or as a result of receipt of OPTHEA Intellectual Property Rights and that [***] (“New OPTHEA Intellectual Property”).

DSM shall exclusively own all right, title and interest in the Intellectual Property Rights that DSM and/or its Affiliates, contractors or agents develop, conceive, invent, reduce to practice or make, solely or jointly with OPTHEA in the course of performance of the Services or as a result of receipt of OPTHEA Intellectual Property Rights and that [***] (“New General Application Intellectual Property”). By way of example, process changes to DSM’s standard platform process based on and/or in connection with the Product and/or the Process, shall be deemed to be New General Application Intellectual Property.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

For the avoidance of doubt, the Parties agree that New OPTHEA Intellectual Property shall not under any circumstances be interpreted or defined to include any New General Application Intellectual Property, and that New General Application Intellectual Property shall not under any circumstances be interpreted or defined to include any New OPTHEA Intellectual Property.

11.3

DSM hereby assigns to OPTHEA and shall continue to assign to OPTHEA all of its right, title and interest in any New OPTHEA Intellectual Property. DSM shall promptly disclose to OPTHEA in writing all New OPTHEA Intellectual Property. DSM shall execute, and shall require DSM’s personnel involved in the performance of the Services to execute, any documents required to confirm OPTHEA’s ownership of the New OPTHEA Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New OPTHEA Intellectual Property. Upon OPTHEA’s request and at OPTHEA’s reasonable expense, and at no cost to DSM, DSM shall assist OPTHEA as may be necessary to apply for, maintain and enforce any patent or other right in the New OPTHEA Intellectual Property.

OPTHEA hereby assigns to DSM and shall continue to assign to DSM all of its right, title and interest in any New General Application Intellectual Property. OPTHEA shall execute, and shall require OPTHEA’s personnel involved in the performance of the Services to execute, any documents required to confirm DSM’s ownership of the New General Application Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New General Application Intellectual Property. Upon DSM’s request and at DSM’s reasonable expense, and at no cost to OPTHEA, OPTHEA shall assist DSM as may be necessary to apply for, maintain and enforce any patent or other right in the New General Application Intellectual Property.

11.4

DSM hereby grants to OPTHEA a perpetual, royalty-free, fully paid-up, non-exclusive, worldwide, transferable license, with the right to grant and authorize sublicenses, to use any and all Intellectual Property Rights proprietary to DSM, including New General Application Intellectual Property, embedded in the Process, solely for the purpose of and to the extent necessary for developing, conducting clinical trials for, formulating, making, testing, seeking regulatory approval for, marketing, commercializing, using, selling, importing and distributing the Product.

It is agreed between the Parties that such license to OPTHEA shall not include a license to [***], it being understood by the Parties that the technology embedded in these DSM Intellectual Property Rights shall not be used by DSM to perform the Services. If, due to an amendment of the Services, such DSM Intellectual Property Rights will be used to perform the Services, DSM may require a separate license, including provisions for payment of royalties under certain circumstances as set forth in such license. Any amendment of the Services which may lead to the use of such DSM Intellectual Property Rights will be discussed between the Parties. In the event that OPTHEA does not enter into a license agreement on terms acceptable to DSM, DSM shall not (and shall have no obligation to) include the use of such Intellectual Property Rights in the performance of the Services.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

11.5

OPTHEA hereby grants to DSM, for the Term of this Agreement only, a non-exclusive, royalty-free license, without the right to sublicense, to use any and all Intellectual Property Rights proprietary to OPTHEA, including New OPTHEA Intellectual Property, solely for the purpose of performing the Services and to the extent necessary to perform the Services.

11.6	The rights and obligations set forth in this Section 11 shall survive any termination of this Agreement for any reason.

SECTION 12: REPRESENTATIONS AND WARRANTIES

12.1	DSM hereby represents and warrants to OPTHEA that on the Effective Date of this Agreement:

12.1.1

it is a corporation duly organized, validly existing and in good standing under the laws of The Netherlands, and has full corporate power to conduct the business in which it is presently engaged and to enter into and perform its obligations under this Agreement;

12.1.2

it has taken all necessary corporate action under the applicable laws and its articles of incorporation and bylaws to authorize the execution by its undersigned officers and consummation of this Agreement. This Agreement shall constitute a valid and legally binding agreement, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

12.1.3

to the best of its knowledge, the execution by it of the activities contemplated by the Services in accordance with this Agreement will not infringe upon the rights of any third party, nor conflict with any law or regulation applicable to DSM;

12.1.4	it has the capabilities to perform the Services.

12.2	OPTHEA hereby represents and warrants to DSM that on the Effective Date of this Agreement:

12.2.1

it is a corporation duly organized, validly existing and in good standing under the laws of Australia, and has full corporate power to conduct the business in which it is presently engaged and to enter into and perform its obligations under this Agreement;

12.2.2

it has taken all necessary corporate action under the applicable laws and its articles of incorporation and bylaws to authorize the execution by its undersigned officers and consummation of this Agreement. This Agreement shall constitute a valid and legally binding agreement, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

12.2.3	it has sufficient right to the Product for the execution of the Services;

12.2.4

to the best of its knowledge, as known to OPTHEA on the Effective Date, the Product does not infringe upon the rights of any third party, nor conflict with any law or regulation applicable to OPTHEA and there are no third party rights to a process which is exclusive and specific to the manufacture of the Product;

12.2.5	non-cGMP Product will not be for human use.

12.3

Disclaimer of Warranties. Subject to 12.1.3, DSM EXPRESSLY DISCLAIMS (i) all implied warranties [***]; (ii) any warranties that the Product will not [***]; (iii) any warranties in respect of [***] of the Product or in respect of the [***] the Product to third parties, and (iv) any warranty, either express or implied, legal or conventional, with regard to the Services or Product other than [***] in this Agreement.

12.4

With respect to DEVELOPMENT WORK performed under Section 4, DSM shall use diligent and commercially reasonable efforts to perform its obligations as set forth in the Agreement. It is recognized and agreed by and between DSM and OPTHEA, however, that since the services being performed by DSM as part of the DEVELOPMENT WORK are of a developmental or research nature, there can be no guarantee that the DEVELOPMENT WORK will be successfully completed or successfully completed with the contemplated time period, despite DSM’s diligent and commercially reasonable efforts to do so.

12.5	The Parties hereby acknowledge and agree that there is no representation nor guarantee:

12.5.1	that the Product or the Process [***] of OPTHEA, commercially exploitable, profitable or approved by any regulatory authority;

12.5.2	that the results identified in Exhibit 1 can be achieved or can be achieved within the set time limit;

12.5.3	that, unless otherwise agreed upon in writing, any Product resulting from the Services will [***] or will be delivered [***] for any further use or clinical programs intended therefore by OPTHEA.

SECTION 13: LIABILITY AND INDEMNIFICATION

13.1

Limitation of Liability. Notwithstanding anything herein to the contrary, except for [***] the total aggregate liability of either Party to the other Party, on all claims of any kind, whether in contract, tort or strict liability, arising out of the performance or breach of this Agreement shall not exceed the sum which is equal to [***] under this Agreement at the time a claim is made, provided that in any event each Party’s aggregate liability under this Agreement ([***]) shall not exceed the amount of [***]. Without limiting the foregoing, and except as set forth in [***], in no event shall a Party’s liability for any particular Development Work stage or Batch of Product exceed [***].

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

13.2

Advice / Assistance. If DSM furnishes OPTHEA with advice or assistance concerning any products, systems or work which is not required pursuant to this Agreement, the furnishing of such advice or assistance will not subject DSM to any liability, whether in contract, tort or strict liability.

13.3

For the purposes of this Section 13, the term “DSM” shall mean DSM, its affiliates, subcontractors and suppliers of any tier, and its and their respective directors, officers, employees, agents and/or representatives, whether individually or collectively.

13.4

The provisions of this Article 13 shall prevail over any conflicting or inconsistent provisions contained in any of the documents comprising this Agreement. For the avoidance of doubt however, the limitation of liability set forth in Section 13.1 shall not in any way [***] if and when applicable.

13.5

Non-Direct Damages. In no event, whether as a result of breach of contract, warranty, indemnity, tort (including negligence), strict liability, or otherwise, shall either Party or its subcontractors or suppliers be liable to the other Party for loss of profit or revenues, lost business opportunity, loss of use of the Product or any equipment, claims of the other Party’s customers for such damages, or for any special, consequential, incidental, punitive, indirect or exemplary damages. In no event shall DSM be liable to OPTHEA, or any direct or indirect third party customers of OPTHEA, for [***] of Product. For the avoidance of doubt however, the limitation of liability set forth in this Section 13.5 shall not in any way [***] if and when applicable.

13.6

Indemnity. DSM hereby agrees to indemnify and hold harmless OPTHEA from any Losses resulting from Claims arising from [***], to the extent arising from [***] and resulting directly from DSM’s or its officers, servants, agents, employees, and/or assigns breach while engaged in activities under this Agreement, except to the extent in each case caused by the negligence or misconduct of OPTHEA. OPTHEA shall likewise indemnify and hold harmless DSM from any Losses resulting from Claims arising from [***] (except to the extent caused by DSM’s breach while engaged in activities under this Agreement and for which DSM has an indemnification obligation pursuant to this Article 13.6), or to the extent resulting from the breach of obligations or warranties hereunder or the negligence of OPTHEA, its officers, servants, agents, employees, and/or assigns, while engaged in activities relating to this Agreement, except to the extent caused by the negligence or misconduct of DSM. In the event such damage or injury is caused by joint or concurrent negligence of DSM and OPTHEA, the loss shall be borne [***].

13.7

In addition to 13.6 OPTHEA shall assume full responsibility and liability for, and shall indemnify and hold DSM harmless against, any and all Losses resulting from Claims caused by or relating to [***], or [***] in the performance of the Services and in accordance with the terms of this Agreement.

13.8

The indemnities contained in this Agreement are subject to the following conditions. The indemnified party shall promptly notify the indemnifying party in writing of any Claim with respect to which indemnification is sought (which notice shall include copies of any pleadings or other documents served on the indemnified party in relation to

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

such Claim) and will permit the indemnifying party, at the indemnifying party’s cost, to handle and control the investigation, conduct and defense of such Claim and select counsel of the indemnifying party’s choice. Neither Party shall settle any such Claim without the prior written approval of the other party (such approval not to be unreasonably withheld or delayed). The indemnified party shall neither accept nor make any admission in respect of any such Claim or take any action relating to any such Claim which is prejudicial to the defense of any such Claim without the prior written approval of the indemnifying party (such approval not to be unreasonably withheld). The indemnified party shall keep the indemnifying party fully informed of any developments of which it becomes aware that may give rise to such a Claim and fully cooperate with the indemnifying party in the investigation, conduct and defense of such Claim. However, the failure of the indemnified party to adhere to any of the above conditions will not relieve the indemnifying party from its indemnification obligations, except to the extent that (i) such non-adherence has given rise to such Claim or increase of Losses resulting from such Claim; or (ii) the indemnifying has been prejudiced by such non-adherence.

13.9

Each Party shall at all times maintain all necessary insurance coverage with sound and reputable independent insurers at commercially reasonable levels of coverage or shall be self-insured having regard to the nature, type, scope and size of the business it conducts and all its respective activities and obligations under this Agreement. General liability coverage in the amount of at least [***] shall be maintained by each Party. Each Party shall, upon reasonable request of the other Party, produce satisfactory evidence that all insurance premiums have been paid and kept up to date and are kept in accordance with local insurance laws or regulations from time to time in force, or shall furnish appropriate certificates of insurance showing proof of coverage. The insurance coverage may be provided through a combination of primary, excess/umbrella or self-insured retention, and shall not serve to operate as a limitation on the recovery of any claim. Each Party shall include the other Party as a named insured on its policies of insurance, as the other Party’s interests may be affected pursuant to this Agreement.

SECTION 14: CONFIDENTIALITY

14.1

Each Party shall maintain all Confidential Information it has received in strict confidence, except that the receiving Party may disclose or permit the disclosure of any Confidential Information to its Affiliates and its Affiliates directors, officers, employees, consultants, advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the execution of the Services.

14.2	Each Party shall use the Confidential Information it has received solely for the purpose of executing the Services.

14.3	Each Party shall be responsible for any breaches of this Section 14 by any of its Affiliates, directors, officers, employees, consultants, advisors and Third Party contractors.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

14.4	The obligations contained in Section 14.1 shall not apply to Confidential Information which:

14.4.1	at the time of disclosure either is or was part of the public knowledge or literature;

14.4.2	after disclosure becomes part of the public knowledge or literature through no fault or action of the receiving Party;

14.4.3	the receiving Party can establish by competent proof either is or was at the time of disclosure in its lawful possession from a source other than the disclosing Party;

14.4.4	after disclosure is acquired by receiving Party from a third party who was not known to have obtained such Confidential Information, directly or indirectly, from the disclosing Party; or

14.4.5	is or has been independently developed by the receiving Party without the use of disclosing Party’s Confidential Information.

14.5

The obligations set forth in this Section 14 shall also not apply to Confidential Information which is required to disclose in prosecuting or defending litigation or in complying with applicable governmental regulations, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and that reasonable advance notice is given to the other Party. In addition, the obligations set forth under Section 14.1 shall not apply to Confidential Information that is reasonably required to be disclosed in connection with any regulatory submission relating to the Product. For the sake of clarity it is understood between the Parties that the obligations set forth in this Section 14 shall otherwise remain applicable.

14.6	The obligations as set forth in this Section 14 shall expire [***] from the date this Agreement terminates.

14.7

Press Releases. After signing of this Agreement, neither Party shall issue a press release or use any other form of publication regarding the entering into this Agreement or its content without the written consent of the other Party, not to be unreasonably withheld. Any such press release or other form of publication shall be in a form mutually agreed upon by the Parties. Notwithstanding the foregoing, however, if in the reasonable opinion of a Party’s legal counsel a public announcement concerning its entry into this Agreement or its content is legally required by applicable laws, regulations or judicial order, or the rules or regulations of any stock or securities exchange to which that Party or its Affiliates is subject, then the Party shall be entitled to make such announcement provided that (i) it provides the other Party notice reasonable under the circumstances of such intended announcement, and to the extent feasible under the circumstances consults with the other Party relative to the nature and scope of such intended announcement, and (ii) shall not mention the name or identity of the other Party in such announcement, unless in the reasonable opinion of the first mentioned Party’s legal counsel inclusion of the other Party’s name or identity is legally required by applicable laws, regulations or judicial order, or required under the rules or regulations of any stock or securities exchange to which that Party or its Affiliates is subject, in which case such Party shall be entitled to include the other Party’s name or identity in the announcement.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

14.8

To the extent they relate to the same subject matter, the provisions of this Section 14 replace in their entirety, as of the Effective Date, the terms and conditions of any mutual confidential disclosure agreement previously entered into by the Parties, which agreement(s) shall be of no further force or effect, provided, however, that information previously disclosed under the terms of such prior agreement shall be deemed to have been disclosed pursuant to the terms of this Section 14.

SECTION 15: TERM AND TERMINATION

15.1

This Agreement shall become effective as of the Effective Date and shall remain in force and effect until the earlier date of (i) the Services being completed or (ii) the Agreement being terminated by either Party as provided herein.

15.1.1	Mutual Agreement. This Agreement may be terminated at any time upon mutual written agreement of both Parties.

15.1.2

OPTHEA right to terminate. OPTHEA shall have the right to terminate this Agreement upon [***] prior written notice of termination to DSM if OPTHEA, at its sole discretion, elects not to proceed with the Services.

15.1.3

DSM Right to Terminate. DSM has the right to terminate this Agreement upon [***] prior written notice of termination to OPTHEA if, at OPTHEA’s request or solely due to OPTHEA’s fault or negligence, DSM has not, at the time of providing such notice, performed any activities under this Agreement in the previous [***]. This Agreement may also be terminated by DSM upon [***] written notice to OPTHEA in the event that, despite the commercially reasonable best efforts of DSM, DSM determines that the Services cannot be completed according to the Specifications approved by OPTHEA, or cannot be completed within a reasonable time after the conclusion of the period originally planned in the Program.

15.1.4

Material Breach. Either Party (the “Non-Defaulting Party”) may terminate this Agreement if the other Party (the “Defaulting Party”) fails to perform any material obligation, warranty, duty or responsibility and such failure or default continues for a period of [***] after written notice thereof by the Non-Defaulting Party to the Defaulting Party; provided that where such breach is curable but cannot be reasonably cured within [***], such breach shall be deemed cured if the Defaulting Party provides the Non-Defaulting Party with a plan to cure such breach and commences to cure such breach in accordance with the plan within such [***] period and diligently continues such cure.

15.1.5	Insolvency, Bankruptcy. Either Party may terminate this Agreement upon the occurrence of either of the following: (i) The entry of a decree or order for

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

relief by a court having jurisdiction in respect of the other Party in an involuntary case under the applicable bankruptcy code, as now constituted or hereafter amended, or under any other applicable insolvency or other similar law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the filing by the other Party of a petition for relief under the applicable bankruptcy code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar law.

15.1.6	Other Grounds. This Agreement may be terminated pursuant to Sections 4.3, 4.4 or 5.12.2

15.2

In the event of any cancellation or postponement of Development Work or Manufacturing Work by OPTHEA. including any deemed postponement pursuant to Section 4.5 or 5.2 (“Postponement”), DSM shall use commercially reasonable efforts to fill the capacity which becomes available as a result of such Postponement. Where DSM is capable of filling the capacity which has become available as a result of the Postponement of certain Development Work or Manufacturing Work by OPTHEA and there is no negative revenue recognition impact for DSM in the current European financial year (running from each January 1 through December 31), no Close Out Costs for this Postponed Development Work or Manufacturing Work will apply. Where there is a negative revenue recognition impact for DSM caused by Postponement of Development Work or Manufacturing Work then Close Out Costs shall apply up to the amount of [***]. For the avoidance of doubt, Close Out Costs shall be applicable to the [***] Services Activities but shall not be applicable to the [***] Services Activities unless and until the [***] Services Activities have been authorized by OPTHEA in accordance with Section 5.1.

15.3	In the event of any form of termination OPTHEA shall compensate and/or pay to DSM for the following (to the extent not already paid to DSM):

15.3.1	the Price for all work properly performed pursuant to the terms of this Agreement in connection with the Services up to the date of termination;

15.3.2

Costs incurred in performing the Services up to the date of termination (including without limitation the Costs of raw materials and supplies already ordered on a non-cancellable basis by DSM) other than those Costs that have arisen with respect to that part of the Services in which DSM has committed a material breach of its obligations under this Agreement; and

15.3.3

non-cancellable Costs in respect of third party commitments, such as in respect of external testing, already entered into by DSM, other than those Costs that have arisen with respect to that part of the Services in which DSM has committed a material breach of its obligations under this Agreement.

15.4

In the event of any form of termination except termination by OPTHEA as per Section 15.1.4, and subject to Section 15.2 last sentence, Close Out Costs as defined in Section 15.5 shall also be payable under Section 15.3, but only to the extent that DSM cannot recoup its lost revenue as outlined in 15.2. In no event shall the aggregate amount paid by OPTHEA to DSM as outlined in 15.2, 15.3 and 15.5, exceed the total amount for each stage which is being terminated.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

15.5	“Close Out Costs” shall mean:

15.5.1	with respect to Development Work: the Price and Costs as defined in Exhibit 5, under the heading “Development Work”. and

15.5.2	with respect to Manufacturing Work, the Price and Costs as defined in Exhibit 5 for each cancelled Batch, under the heading “Manufacturing Work”.

15.6

The effective date of termination will be the date stated in any termination notice given hereunder, which date will not be before the expiration of any applicable cure period provided for in this Agreement.

15.7

Termination of this Agreement will not affect the rights and obligations of the Parties accrued under this Agreement prior to termination nor the provisions contained in this Agreement, which by their purpose have a term beyond the termination of this Agreement.

15.8	Upon any termination of this Agreement:

15.8.1

at OPTHEA’s first request, any and all Confidential Information disclosed by OPTHEA which is in DSM’s possession and all documents containing such Confidential Information or any part thereof, and all copies and extracts made thereof shall be returned to OPTHEA, provided however that DSM may keep one (1) copy of all Confidential Information received by it for its legal files to enable it to determine its obligations hereunder and for regulatory compliance;

15.8.2

OPTHEA shall return to DSM or destroy, immediately upon DSM’s first request, any and all Confidential Information disclosed by DSM which is in OPTHEA’s possession and all documents containing such Confidential Information or any part thereof, and all copies and extracts made thereof, provided however that OPTHEA may keep one (1) copy of all Confidential Information received by it for its legal files to enable it to determine its obligations hereunder and for regulatory compliance;

15.8.3

DSM shall at OPTHEA’s request, risk and expense (in so far as it has not resulted directly from a material breach of the obligations of DSM), transport to OPTHEA or OPTHEA’s designee any and all capital investment equipment or other assets and raw materials purchased prior to or in the course of and for the Services and paid for or whose Costs have been reimbursed by OPTHEA;

15.8.4

DSM shall at OPTHEA’s request, risk and expense (in so far as it has not resulted directly from a material breach of the obligations of DSM), transport to OPTHEA or OPTHEA’s designee any and all work-in-progress and samples arising from the Services and all materials being held by DSM on OPTHEA’s behalf.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

SECTION 16: NOTICES

All notices, requests, demands and other communications to be given in accordance with this Agreement shall be given in writing and shall be given by prepaid registered mail, receipt return requested, to the other Party at the following addresses:

if to OPTHEA:
OPTHEA Pty. Ltd.
Level 4,
650 Chapel Street,
South Yarra,
Victoria 3141,
Australia

Attention: CEO

if to DSM:	DSM Biologics Company B.V.
[***]

Attention: [***]
With a copy to: [***]

Attention: [***]

or at such other address as a Party may have previously indicated to the other Party in writing in conformity with the foregoing. Any such notice, request, demand or other communication shall be deemed to have been received on the [***] following the date of its mailing if sent by registered mail.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

SECTION 17: ASSIGNMENT

This Agreement will be to the benefit of the permitted successors and assigns of the Parties hereto. Except to Affiliates, neither Party will be entitled to assign its rights under this Agreement to any individual, partnership or other entity without the prior written consent of the other Party hereto; and any attempted assignments without such written consent shall be of no effect. In addition, either Party shall be entitled, without the prior written consent of the other Party, to assign all or part of its rights under this Agreement to a purchaser of all or substantially all of its assets, or an entity with which it may merge. Notwithstanding the foregoing, any such assignment shall be under the conditions that (i) the assignee agrees in writing to assume all obligations undertaken by its assignor in this Agreement; and (ii) the assignor guarantees unconditionally and in writing the proper compliance by the assignee of all obligations under this Agreement.

SECTION 18: DISPUTES AND APPLICABLE LAW

18.1

In the event of a dispute between the Parties, the Parties shall first make every effort to find an amicable settlement to such dispute. If the Parties cannot so settle such dispute, the Steering Committee shall, within [***] (which time may be extended by mutual agreement) from a request by either Party, meet and use its best efforts to resolve any disputes. Failing such settlement, the Chief Executive Officers of the Parties, or their nominees, shall within [***] (which time may be extended by mutual agreement) from the date of expiration of the [***] (or extended) period provided for in the previous sentence, meet and use their best efforts to resolve any disputes. In the event that the Chief Executive Officers of the Parties or their nominees fail to reach a settlement, the provisions of Section 18.2 shall apply. Notwithstanding the foregoing, any dispute with respect to Quality Assurance issues shall be settled according to the relevant provisions of Sections 5.9 and 5.10.

18.2	This Agreement shall be governed by and interpreted in accordance with the laws of the Australia without regard to conflicts of laws principles.

SECTION 19: FORCE MAJEURE

19.1

The obligations of either Party (other than the obligation of payment) hereunder shall be suspended during the time and circumstance beyond the reasonable control and without the fault of that Party so affected, which prevents or hinders the execution of the relevant Party’s obligations under this Agreement (“Force Majeure”) including but not limited to: inevitable accidents, perils of navigation, floods, fire, storms, epidemics, acts of God, earthquakes, explosions, hostilities, civil commotion, war (declared or undeclared), orders, requisitions, regulations or acts of any government or governmental authority, whether de jure or de facto or any official purporting to act under the authority of any such government, illegality arising from domestic or foreign laws or regulations, insurrections, failure or slowdown of public utilities or common carriers, inability to procure raw materials or other circumstances or conditions of a

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

similar nature, quarantine or custom restrictions, damage in factories or warehouses, strikes, lockouts or any other labor difficulty at the Parties and/or suppliers of goods, raw materials and/or excipients, lack of conveyance, breakdown of machinery or instruments or other disturbances at the Parties or their suppliers.

19.2

As soon as possible after being affected by a Force Majeure, the Party so affected shall furnish to the other Party all particulars of the Force Majeure and the manner in which its execution is thereby prevented or delayed.

19.3

In the event that any Force Majeure cannot be removed, overcome or abated within [***] (or such other period as the Parties jointly shall determine) from the date the Party affected first became affected, then either Party may, at the expiration of such period, by written notice to the other Party [***].

SECTION 20: MISCELLANEOUS PROVISIONS

20.1

Laws: DSM shall comply with all applicable laws and regulations in performing its activities under this Agreement, including without limitation Dutch, EU and Australian Health and Safety and Environmental laws and regulations in so far as they pertain to the development and/or manufacture of Product.

20.2

Permits: DSM warrants that it has obtained all permits and governmental or other licenses required in connection with its activities under this Agreement and shall maintain all such permits and governmental or other licenses until completion of the Services.

20.3

Cumulative /Indivisible Rights: All rights and recourses of a Party under this Agreement are cumulative; and the exercise by a Party of any of its rights or recourses will not prevent it from exercising any other right or recourse available under this Agreement or at law. All obligations of the Parties under this Agreement are indivisible.

20.4

Severability: If any covenant, obligation or term hereunder or the application of any part of this Agreement to any person, party or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Agreement or the application of such covenants, agreements or obligations other than those which are held to be invalid or unenforceable shall not be affected thereby; and each covenant, obligation and agreement contained herein shall be separately valid and enforceable to the full extent permitted by law.

20.5

No partnership: This is an agreement between separate entities; and neither entity is the agent, representative, master or servant of or possesses the power to obligate the other or to make any warranties or representations on behalf of the other. Nothing in this Agreement will be interpreted so as to create a relationship of partners, joint ventures, agents, mandate, fiduciaries or any other similar relationship between the Parties.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

20.6

No Waiver: Failure by either Party to take action against the other Party shall not affect its right to require full performance of this Agreement at any time thereafter. The waiver by either Party of the breach of any term of this Agreement by the other Party will not operate or be interpreted as a waiver of any subsequent breach by such Party. No term of this Agreement will be deemed to have been waived by either Party unless such waiver is in writing.

20.7

Entire Agreement: This Agreement and the documents referred to in it or attached to this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior discussions, negotiations and agreements with respect thereto. No amendment of, change to or variance from this Agreement will be binding on either Party unless in writing and signed by the Parties.

20.8

Agreement Prevails: In case of any discrepancy between this Agreement and any of the Exhibits hereto, this Agreement will prevail. In the event that a discrepancy between this Agreement and any Quality Agreement subsequently entered into between the Parties, the terms of the Quality Agreement shall prevail as to matters that are primarily quality related and the terms of this Agreement shall prevail as to all other matters.

20.9

Validity and Effect: Each of the Parties agrees to perform such acts, sign and deliver such other agreements, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence as may be necessary or desirable from time to time in order to give full effect to this Agreement.

20.10	Counterparts: This Agreement may be executed in two (2) counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.

20.11	Headings for Convenience: The headings and subheadings of the sections of this Agreement have been included solely for ease of reference and do not form part of this Agreement.

20.12

Number/Gender: All words and personal pronouns relating thereto shall be read and construed as the number and gender of the Party or Parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun.

20.13	Writing Necessary: This Agreement will not be binding upon the Parties until it has been signed below on behalf of each Party, in which event it shall be effective as of the date of signing.

20.14	No Employee Solicitation: During the Term of this Agreement and for [***] thereafter, neither Party will, without the prior written consent of the other Party, directly solicit [***].

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

20.15

Documentation Control: OPTHEA shall not make any changes to DSM-owned or DSM-controlled cGMP Documentation without prior consent of DSM, in order to ensure that all cGMP Documentation, which is maintained at DSM and subject to regulatory review, matches or is consistent with information filed with regulatory authorities.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

IN WITNESS WHEREOF, the Parties have signed this Agreement by and through their respective and duly authorized officers:

OPTHEA Pty Ltd

By:	/s/ Megan Baldwin	By:	/s/ Robert Klupacs

Name: Megan Baldwin		Name: Robert Klupacs
Title: CEO		Title: Director

DSM Biologics Company Australia Pty Ltd

By:	/s/ Scott Lorimer	By:	/s/ Amgad Hanna

Name: Scott Lorimer		Name: Amgad Hanna
Director:		Director/Secretary: Director, Quality Affairs

DSM Biologics Company B.V.

By:	/s/ Scott Lorimer	By:	/s/ Marc Gurman

Name: Scott Lorimer		Name: Marc Gurman
Title: Director		Title: VP

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

EXHIBIT 1: SERVICES SCHEDULE

1	Annex 1: Timing of the Project

[***]

The following Gantt chart outlines the initial estimated timeline for the program. Agreement on the timing of key activities will be dependent on development and manufacturing slot availability within DSM Biologics planning schedules.

To meet the timelines outlined below, it is assumed that:

-	[***]
[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

2	Annex 2: Description of the Different Activities within the Project

Module 1 [***]

2.1	Project Kick-off meeting

[***]

2.2	Cell culturing - development and implementation of a CHO cell culture fed batch process

[***]

2.2.1	Transfer of a qualified Research Cell Bank for a CHO cell line

[***]

2.2.2	[***]

2.3	Purification Implementation

2.3.1	[***]

2.4	Analytics – Implementation Product Specific Assays

[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Assumptions

[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

2.5	Pre-Production Reference Standard

[***]

2.6	Evaluation of Formulations for Drug Substance

[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]

Module 2

2.7	[***] Confirmation & Material Supply Batch [***]

[***]

2.8	Analytics Verification [***]

[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]

2.9	Production of a Manufacturing Cell Bank (MCB) [***]

[***]

2.10	Production of an Engineering Batch using Fed Batch at 250L Scale [***]

[***]

2.11	Drug Substance Real-Time Stability Study on Engineering Batch [***]

[***]

2.12	Virus Clearance Validation [***]

[***]

2.13	Master Reference Standard

[***]

Module 3 [***]

2.14	Production of a cGMP Batch using Fed-Batch at [***]

[***]

2.15	Drug Substance Stability Study on cGMP Batch

2.15.1	Real-Time Drug Substance Stability Study

[***]

2.15.2	Accelerated Drug Substance Stability Study

[***]

2.16	Drug Product Testing

[***]

2.17	Drug Product Stability Study

2.17.1	Drug Product Real-Time Stability Study

[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

2.17.2	Drug Product Accelerated Stability Study

[***]

2.17.3	Freeze/Thaw Study (as part of the Drug Product Stability Study)

[***]

2.18	Regulatory Dossier [***]

[***].

Section	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

3	Annex 3: Assumptions for the Program

Financial Assumptions

[***].

Technical assumptions:

[***].

Service assumptions:

[***].

Safety, Health and Environment (SHE)

[***].

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

4	Annex 4: Bill of Testing

Bill of Testing for MCB

Test	Method	Performed by

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

Safety Testing on Crude Harvest

Test	Method	Performed by

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Bill of Testing for Drug Substance

Test	Method	Performed by

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

EXHIBIT 2: INVOICING SCHEDULE

Annex 1: Pricing Overview

Circadian

Description	Stage		Price Estimated Raw Materials & External Testing Costs	Comments

[***]		Price in AUD
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes: [***]

Annex 2: Invoicing

[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

All invoices are payable [***]. All prices or other sums payable or consideration to be provided under this Agreement are also [***].

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

EXHIBIT 3: QUALITY AGREEMENT

Left intentionally blank. Execution version of the Quality Agreement appended below.

45 of 63

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Quality Agreement
Quality Agreement No.: [***]	Version: 1.0	Date Issued: 25/Oct/2013	Review Period: [***]

CONTRACT

Title:
QUALITY AGREEMENT

By and Between

DSM DETAILS	CUSTOMER DETAILS
DSM Biologics Company Australia Pty Ltd	OPTHEA Pty. Ltd.
Referred to below as “DSM”	Referred to below as “OPTHEA”
[***]	[***]
[***]	Registered Address:
[***]	Suite 0403, Level 4, 650 Chapel St, South Yarra, VIC 3141
APPROVED BY
Approved By: DSM Biologics By: /s/ Amgad Hanna Date: 30 Oct 2013 Amgad Hanna Director, Quality Affairs	Approved By: Opthea Pty. Ltd. By: /s/ Michael Gerometta Date: 30 Oct 13 Michael Gerometta Head of CMC Development
By: /s/ Scott Lorimer Date: 30 Oct 2013 Scott Lorimer Vice President for Global Affairs

This Quality Agreement shall be incorporated within and constitute a part of the Biologics Manufacturing Agreement (BMA) between the Parties and becomes effective upon signature by all Parties. In the event of inconsistencies between this Quality

Attachment 2 to PRC-BRN-00238	Page 46 of 63

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Agreement and other sections of the BMA, this Quality Agreement shall prevail with regard to quality compliance and related regulatory matters, and the other sections of the BMA shall prevail with respect to all other matters.

Unless separately defined in the Glossary at the end of this Quality Agreement, the definition and interpretation of terms, acronyms and abbreviations used in the Quality Agreement shall have the same meaning as the BMA.

This Quality Agreement may be amended from time to time by mutual agreement in writing and signed between the Parties.

Attachment 2 to PRC-BRN-00238	47 of 63

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

1.	Purpose

The purpose of this Quality Agreement is to define and formalize quality responsibilities and obligations between the Parties in relation to quality-related services and the manufacture, supply and testing of cGMP Batches of Product by DSM to OPTHEA.

2.	Scope

This Quality Agreement is applicable to the manufacture, supply and testing of cGMP Batches of Product and quality-related services as defined in the Biopharmaceutical Manufacturing Agreement (“BMA”) between the Parties.

3.	Responsibilities

DSM is responsible for ensuring that Product is manufactured, tested and stored in compliance with cGMP requirements in accordance with the United States Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610), the EEC Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94/EC (replacing 91/356/EEC) and PIC/S Guide to Good Manufacturing Practice for Medicinal Products PE-009-08 Part 2, including any amendments to such regulations, to the extent these regulations relate to guidelines applicable for biopharmaceuticals and active pharmaceutical ingredients and as applicable to the manufacture of Product (Bulk Drug Substance) which will be further processed by OPTHEA at a third party Drug Product contractor. Detailed responsibilities are defined below.

4.	Procedure

	DSM Responsibilities	OPTHEA Responsibilities
Basic cGMP Contract Responsibilities

○   Shall maintain a Quality Department, Quality System, and manufacturing operations to be in compliance with cGMP requirements;

○    Shall manufacture, test and supply cGMP Batches of Product and cGMP Services to be in compliance with cGMP requirements

○    Shall test Drug Product as defined in the BMA Exhibit 1, Annex 2.

○   Shall be responsible for taking delivery of Product and any subsequent processing thereafter, including but not limited to storage, testing not assigned to DSM (as defined in the BMA Exhibit 1, Annex 2), further processing into Drug Product, use and distribution.

○    Responsibility for communication and implementation of this Quality Agreement between OPTHEA and DSM rests with the management of DSM’s Quality Department and OPTHEA’s nominated representative for quality related matters.

Personnel, Premises and equipment	○ Ensure that there are adequate numbers and suitably trained and skilled personnel to manufacture and test Product. ○ DSM shall perform required operations for manufacturing cGMP Batches of	○ Evaluate DSM by audit according to the allowances outlined below

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

	DSM Responsibilities	OPTHEA Responsibilities

the Product and performing cGMP Services at either or both its Groningen or Brisbane facilities.

○    The premises, utilities and equipment used to perform cGMP Batches and Services shall be designed, validated and maintained as applicable to cGMP requirements and in accordance with DSM controlled documentation.

○    The performance of cGMP Batch and Services shall be conducted in a suitably controlled environment; and such facilities shall be regularly monitored for parameters critical to the process in order to demonstrate and maintain compliance with applicable cGMP guidelines.

○   Ensure appropriate separation and controls between products to prevent cross contamination, including use of disposables, cleaning procedures and labeling of any product dedicated equipment.

○   DSM shall maintain controlled access to the premises.

○    All visitors shall comply with applicable facility control procedures.

Audits

○    DSM shall permit OPTHEA or authorized quality representatives of OPTHEA, to perform one (1) standard annual cGMP compliance audit for the services contracted, upon minimum [***] written notification from OPTHEA, with actual audit dates subject to mutual agreement between the Parties and based upon the availability of DSM’s personnel.

○    Notify DSM in writing at least [***] prior to intended standard annual cGMP compliance audit.

○    Such audit shall not exceed [***] and the auditing party shall have no more than [***] auditors.

○    In the event that OPTHEA is accompanied by a third party, a total of three auditors can join such an audit for no more than [***] so long as no more than [***] audit items are addressed during such audit at any one time.

○    OPTHEA shall provide an audit agenda at least [***] prior to the agreed audit date.

○ OPTHEA representatives will be escorted by DSM personnel at all times and will only have access to the facility and records relating to the services and Products under contract with OPTHEA.

Attachment 2 to PRC-BRN-00238	49 of 63

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

	DSM Responsibilities	OPTHEA Responsibilities
○ Notwithstanding the foregoing, DSM shall permit OPTHEA or OPTHEA’s authorized quality representatives to conduct additional audits pursuant to the terms of the BMA, including For Cause Audits.

○   DSM shall formally respond to observations made by OPTHEA’s quality representatives requiring corrective action.

○    DSM’s response shall include corrective actions, preventative actions, and remedial actions, where appropriate, and shall include a timeline for completion of each action.

○    The response shall be sent to OPTHEA’s auditor within [***] of the receipt of the audit report.

○   OPTHEA shall report audit findings verbally at the close of the audit and will provide a written report within [***] of the audit.

○    In no event shall photos or videography be permitted within DSM’s facility without prior written authorization of DSM.

Person in Plant

○    DSM shall allow OPTHEA reasonable access, by means of ‘Person in Plant’ (PiP) to observe and review operations related to the manufacturing and testing of Product, subject to reasonable restriction to preserve the confidentiality of DSM and its clients.

○   The PiP will be supervised by DSM personnel at all times during the stay.

○    Visits to the cGMP production area and laboratories will be restricted to areas where a PiP can view the operation of a Product being processed or tested without disturbing the operation, under supervision and limited to [***] in the cleanrooms a day as pre-scheduled during the PiP’s stay on site.

○    To limit the disturbance of production activities, the PiP will have one point of DSM contact and is not permitted to disturb the operators in the clean room.

○    The PiP is not permitted to perform any operations within the cGMP facility nor review documentation during operation.

○    OPTHEA will provide a minimum [***] prior written notice of intention for PiP attendance at DSM.

○    OPTHEA shall comply with the terms of PiP access and behavior and with the instructions of DSM.

○    OPTHEA will undertake relevant cGMP facility training and safety/security training before being allowed PiP access.

Regulatory Agency Inspections	○ DSM shall promptly inform OPTHEA of any regulatory agency action involving DSM that may materially affect Product.	○ OPTHEA shall promptly inform DSM of any regulatory agency action that may materially affect the contracted services for Product. ○ OPTHEA shall notify DSM of any regulatory agency inspection

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	DSM Responsibilities	OPTHEA Responsibilities

○   DSM shall notify OPTHEA of any regulatory agency inspection concerning the Product within [***] of the initiation, or notification, of the audit by the regulatory agency, whichever occurs first.

○   In circumstances where the inspection pertains to OPTHEA’s Product, DSM shall be responsible for responding to the regulatory agency and DSM shall provide OPTHEA with an opportunity to review and provide advice on such responses to the extent they pertain to OPTHEA’s Product and DSM will incorporate reasonable changes where possible prior to DSM submitting or disclosing the responses to the regulatory agency.

○    DSM reserves the right to present site data and/or procedures during such an inspection specifically impacting Product within [***] of the initiation, or notification, of the audit by the regulatory agency, whichever occurs first.

○   OPTHEA reserves the right to be available on site during an agency inspection when the inspection pertains to Product.

○    Review and provide advice on the responses drafted by DSM pertaining to OPTHEA’s Product.

Change Management

○   All changes to Product and related documents shall be managed by DSM in accordance with DSM’s Change Control procedures.

○    Major Changes that do not directly impact Product and related processes will be communicated to OPTHEA according to DSM’s change control procedures.

○    Minor Changes that do not directly impact Product and related processes will not be communicated.

○    Rework or reprocessing will be agreed with OPTHEA and governed through DSM’s Change Control procedures.

○    Major Changes impacting Product and related processes and documentation shall be reviewed and approved by OPTHEA prior to implementation of the change.

○   Major Changes impacting Product and related processes and documentation shall be reviewed and approved by OPTHEA prior to implementation of the change. This should occur within [***] of receipt of a Change notice or a mutually acceptable time frame.

Documentation	○ Prepare, approve and maintain documents relating to general and Product specific processing and testing, including the Bill of Testing.	○ OPTHEA shall supply the most recent batch records and/or process development specifications for development or manufacture of Product which shall be translated into

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	DSM Responsibilities	OPTHEA Responsibilities

○    In the event that there is an inconsistency between the DSM generated and OPTHEA approved Master Documents (Tech Transfer Reports, Production Protocols, Buffer Protocols and Bill of Testing) and OPTHEA batch records and specifications, the DSM generated and OPTHEA approved Master Documents shall prevail.

○   DSM will address each comment and return one consolidated reply to OPTHEA for consideration.

the relevant DSM documents including but not limited to:

Technology Transfer Reports, Production Protocols, Buffer Protocols and Bill of Testing (“DSM Documents”).

○    DSM Documents shall be signed off by OPTHEA in order to document that all information required for manufacturing Product is present, correct, and cross checked against the original OPTHEA or DSM development documentation, at which time the translated DSM documents will be considered the Master Documents.

○   Documents shall be reviewed by OPTHEA within [***], or a mutually acceptable time frame, of receipt from DSM providing one consolidated set of comments.

○   OPTHEA will review and return one consolidated reply for each subsequent revision of the documents within [***] of receipt from DSM, or a mutually acceptable time frame.

○ A joint final check and approval on content will be performed within [***] of the review reply of the final revised version of the document.

Raw Material /Packaging Components

○    DSM shall use raw material and packaging components from approved vendors.

○   Prior to use, all raw material and packaging components must be found to be acceptable against pre-established standards and appropriate for Product processing.

○   Changes to test methods or deviations from existing raw materials, packaging components, packaging component specifications or vendors shall follow DSM Change Control procedures in accordance with the requirements of Documentation & Change Management.

○    Any animal derived components should be avoided where possible or otherwise tested and sourced in line with current regulatory guidances.

○ Evaluate DSM by audit according to the allowances outlined above ○ Provide DSM with applicable information regarding any required animal derived components

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	DSM Responsibilities	OPTHEA Responsibilities
Retention of Samples

○    DSM shall retain samples of Product and any applicable precursors according to cGMP requirements

○    DSM shall notify OPTHEA prior to destruction of any Product Samples at the completion of the retention period and upon written request shall provide such samples to OPTHEA.

○ Evaluate DSM by audit according to the allowances outlined above

Validation	○ Where applicable, DSM shall be responsible for ensuring that the equipment used for manufacture of the Product will be validated to support the operational ranges of the Process.	○ Evaluate DSM by audit according to the allowances outlined above

○    DSM shall be responsible for ensuring that adequate cleaning is performed to prevent contamination of Product.

○    Data shall be available to support the effectiveness of cleaning performed between manufacturing of batches of both the same Product and different products.

○ OPTHEA will provide information required by DSM to establish adequate cleaning procedures for their Product where this information is known to OPTHEA.

○    DSM shall be responsible for ensuring that all laboratories are in compliance with applicable cGMP guidelines.

○    If DSM subcontracts work to a third party vendor, DSM shall be responsible for ensuring any such vendor is sufficiently qualified to perform such work and will audit such vendors in accordance with the supplier qualification procedure

○   For vendors selected solely by DSM or recommended to OPTHEA by DSM, DSM shall be responsible for the vendor satisfying cGMP requirements where applicable.

○    If analytical work is performed by DSM, OPTHEA shall supply any available analytical documentation to assist in methods transfer and/or methods validation.

○    For vendors selected solely by OPTHEA, OPTHEA shall qualify the vendor and OPTHEA shall be responsible for the vendor satisfying cGMP requirements where applicable.

Deviations

○    DSM shall inform OPTHEA of any Major deviation relating to Product and corresponding manufacturing Process within [***] after recognizing such deviation, and shall provide to OPTHEA the details of the deviation available at that time.

○ When a deviation may potentially impact purity, safety or potency of an already distributed Product, OPTHEA shall be responsible for reporting such deviations to the relevant regulatory bodies.

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DSM Responsibilities	OPTHEA Responsibilities
○ If any problems are discovered that may impact Batches previously shipped, DSM shall notify OPTHEA within [***] of becoming aware in order to assure regulatory reporting guidelines are met.	○ OPTHEA shall inform DSM of any deviation reported to regulatory authorities when such deviation is in any form related to the activities performed by or under responsibility of DSM.
○ Additional investigations and/or testing requirements shall be agreed by DSM’s Quality Department.

○    OPTHEA reserves the right to provide input into any Major deviation report pertaining to Product prepared by DSM and further reserves the right to request DSM to perform any additional investigations or tests to finalize an investigation relating to such deviation.

Product Release	○ DSM shall release Product to OPTHEA.	○ Product released by DSM is for shipment and further processing which shall become the responsibility of OPTHEA upon delivery of Product for shipping Ex Works.

○    DSM shall provide a documentation package with each Batch of released Product to OPTHEA.

○    The package shall include, as a minimum, the following documents:

➣ Copies of all Production Protocols;

➣ Certificate of Analysis indicating the test results and including a Statement of Compliance;

➣ Copies of all Batch related deviations; and

➣ Copies of all Analytical Protocols for release tests mentioned on CoA

○    DSM shall release Product only if all release criteria are satisfied as pre-defined in the Bill of Testing for such Product and cGMP compliance for Batch manufacture has been met.

○    Evaluate DSM by audit according to the allowances outlined above

○   Executed Production Protocols shall be reviewed by OPTHEA for cGMP compliance within [***] of receipt or a mutually acceptable time frame.

○   OPTHEA will review and return one consolidated reply for each subsequent revision of the documents within [***] of receipt from DSM, or a mutually acceptable time frame.

Quality Control

○   Perform release testing against Product Bill of Testing.

○    Notify OPTHEA of confirmed Out of Specification (OOS) results within [***] of confirmation of the OOS.

○    Resolve OOS within a [***] target or as mutually agreed.

○ Review and resolve any questions with a target approval time of [***] upon issue of a draft OOS report or as mutually agreed.

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	DSM Responsibilities	OPTHEA Responsibilities

	○ Use only approved vendors for any contract testing of Product. ○ Notify OPTHEA of any contract testing laboratories used for testing of Product.	○ OPTHEA to approve vendors used for contract testing of Product. ○ OPTHEA to request use of alternative contract testing laboratories if required.

○   Agree with OPTHEA on Product testing strategy (in-process and release), as well as method transfer and qualification requirements.

○   Agree with OPTHEA on Product-specific raw materials intake strategy for materials which impact or may reasonably impact Product Specification.

○   Prepare and characterise reference standard, or accept OPTHEA reference standard as appropriate.

○   Agree with DSM on Product testing strategy (in-process and release), as well as method transfer and qualification requirements.

○   Agree with DSM on Product-specific raw materials intake strategy for materials which impact or may reasonably impact Product Specification.

○   Agree with DSM on preparation and characterisation of reference standard, or supply DSM with information on OPTHEA reference standard.

	○ Perform stability testing as agreed with OPTHEA. ○ Notify OPTHEA of any OOS as defined above.	○ Review and agree with DSM pre-defined stability protocol and specifications.

Storage and Shipment

○   DSM shall label and store Product under conditions specified by product label requirements as supplied by OPTHEA.

○   Ensure that during storage of Product before shipment from DSM’s site, appropriate controls are in place to ensure that there is no interference, theft, contamination, or mixture with any other products or materials.

○   Ship Product to locations nominated in writing by OPTHEA.

○   OPTHEA shall provide details of any container sealing and integrity requirements, and storage and shipping conditions for the Product.

○    The Product shall be labelled and packaged for transit in accordance with instructions and destination as defined by OPTHEA in writing and complying with cGMP and other applicable regulations.

○ A shelf life for Product will not be defined by DSM until sufficient data is available from stability studies to support such storage.

○    DSM shall not ship any Product that is under Quarantine unless in accordance with applicable regulatory guidelines, and then, only according to controlled procedures which fully comply with such regulatory requirements and where such shipment is mutually agreed between the Parties.

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	DSM Responsibilities	OPTHEA Responsibilities

	○ In the event that OPTHEA requests DSM to ship Product under Quarantine, DSM shall only ship Product after written approval of OPTHEA.	○ OPTHEA is responsible for ensuring that the third party can accept shipment of Product.

Document Retention

○   DSM shall retain, at a minimum, Batch production and test records for Product and materials in accordance with regulatory requirements in the region within which the Product will enter clinical trials.

○   DSM shall notify OPTHEA prior to destruction of any Batch, Product related documentation or materials at the completion of the retention period and, if requested in writing, DSM shall provide such records or materials to OPTHEA.

○ Evaluate DSM by audit according to the allowances outlined above ○ OPTHEA will approve destruction of records of request receipt following the storage period.

Regulatory

○   DSM shall be responsible for registering and maintaining DSM’s facilities with the proper regulatory agencies and to update the registration according to the requirements of those agencies.

○   If requested by OPTHEA under the Services, DSM will draft and review the relevant C&MC sections of a regulatory dossier.

○    Following submission of a regulatory data pack dossier by OPTHEA to a regulatory authority, DSM will support update and review of relevant C&MC sections as required.

○    DSM shall forward all appropriately redacted regulatory agency documentation (e.g. FDA-483) and responses that have specific impact on Product to OPTHEA within [***] of receipt, or earlier in accordance with Regulatory Agency Inspections section above.

○   OPTHEA shall review and approve the C&MC sections of a regulatory dossier as drafted by DSM including any updates as required.

○   OPTHEA shall be responsible for ensuring all appropriate regulatory filings and import/export documentation are filed with regulatory agencies and other applicable government agencies prior to shipment of Product.

○   OPTHEA shall also be responsible for filing and obtaining approvals from all relevant regulatory agencies and other applicable government agencies prior to administration of Product to humans.

Complaints	○ Upon receipt of such written notification from OPTHEA, DSM shall promptly perform appropriate	○ OPTHEA shall be responsible for receiving and initially investigating any Product complaints.

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	DSM Responsibilities	OPTHEA Responsibilities

investigations that may be due to manufacture of Product to identify and confirm cause of such problem.

○   Investigation report(s) shall be forwarded to OPTHEA within [***] following the date of receipt of notification by DSM.

○    Any Product Quality related complaint received by DSM shall be immediately forwarded to OPTHEA within [***] of receiving such information.

○   OPTHEA shall notify DSM in writing of any problems that may be due to manufacture of Product, which are found during the distribution of Product within [***] of receiving such information.

○   OPTHEA shall review and agree with DSM on investigation reports provided by DSM.

○    OPTHEA shall be responsible for reporting the results of any Product complaint investigation to the relevant authority.

Recalls	○ In the event that DSM has reason to believe that Product should be recalled or withdrawn from distribution, DSM shall inform OPTHEA in writing within [***] of receiving such information.

○   OPTHEA shall inform DSM in writing of any intention to recall Product within [***] of agreeing such action.

○    OPTHEA, with data and assistance provided by DSM, shall be responsible for filing documentation that may be required by regulatory authorities and initiating Product recalls due to any Product defect considered sufficiently serious.

○   OPTHEA shall provide DSM with a copy of any regulatory correspondence related to recalls.

○    OPTHEA shall notify the appropriate regulatory agencies of any recall, and OPTHEA shall be responsible for coordinating all necessary activities regarding the action taken.

○    DSM and OPTHEA agree to cooperate fully regarding any proposed recall or Product withdrawal; and the Parties further agree to keep each other advised, and to exchange copies of such documentation as may be required, to ensure regulatory compliance.

Periodic Review of Quality Agreement	○ DSM and OPTHEA to jointly review Quality Agreement and revise, as necessary, every [***] if there are ongoing Product manufacture or cGMP Service Activities or otherwise within an agreed timeframe.

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5.	Glossary

Glossary
Change:	Any prospective addition, modification or deletion with respect to Product, material, method, equipment (including computerised systems), specification, labelling, packaging, responsibility, facility or license involved with GMP manufacturing.
Batch:	A specific quantity of Product that is intended to be of uniform character and quality and is produced during the same cycle of manufacture.
Batch Records or Production Protocols	Means in relation to a Batch of Product, the production records showing how the Batch was manufactured.
Bill of Testing:	The agreed upon written list of testing, methods, limits and specifications applicable to in-process bulk harvest and Product, applying to the manufacture and disposition of Product by DSM, that may be amended by written agreement between the Parties
C&MC	Chemistry and manufacturing controls.
Certificate of Analysis (CoA)	The certificate containing the outcome of the disposition tests on the Product as performed by DSM or on behalf of DSM according to the Bill of Testing
cGMP:	Current good manufacturing practices and general biological products standards as promulgated under the United States Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610), the EEC Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94/EC (replacing 91/356/EEC) and PIC/S Guide to Good Manufacturing Practice for Medicinal Products PE-009-08 Part 2, including any amendments to such regulations, to the extent these regulations relate to guidelines applicable for biopharmaceuticals and active pharmaceutical ingredients.
cGMP Services:	Any cGMP activity performed by DSM under this Agreement other than the manufacture of a cGMP Batch of Product (e.g. creation of a MCB)
Deviation:	An excursion from cGMP principles. Excursions may be defined as either a Major Excursion or a Minor Excursion.
FDA	The U.S. Food and Drug Administration.
For Cause Audit	An audit to address a Major cGMP Deviation resulting in a failure of Product to meet Specification due to DSM’s material breach of its obligations under this Agreement.
Quarantine	The status assigned to Product prior to final release under conditions established by the manufacturer
Major Change:

A Change that may affect:

•   the production, control and/or quality of the BDS (including corresponding intermediate products or raw materials)

•   the validation status of related systems/activities

•   the content of any of the licenses of DSM Australia or DSM Groningen depending on the site that has manufactured or is planning to manufacture Product

•   Regulatory filings of OPTHEAs

•   business critical processes/applications

Minor Change:

Change that has no potential impact on the quality of a material, system or activity, or on the content of any of the licenses of DSM Australia or DSM Groningen depending on the site that has manufactured or is planning to manufacture Product. Examples of minor changes are:

•   Like for like replacement of equipment parts to repair initial validated state

•   Adaptation of procedures without modification of critical steps in the work process described

Organisational changes not affecting names or responsibilities of the key personnel mentioned in a license.

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Major Deviation:	Any excursion that is not a Minor Excursion. A deficiency of the material, documentation, Process, facility, validation status and/or equipment which questions the quality and / or efficacy of the Batch, Lot and / or an item which may result in batch reworking, reprocessing or rejection.
Minor Deviation:	An excursion considered to be an incident with no (potential) impact on Product, Process, and facility, utilities, equipment and/or validation status.
Process	Means the process for the development and manufacture of the Product as used in the Services, including any improvements thereto.
Product or Bulk Drug Substance (BDS)	Bulk purified OPT-302 drug substance manufactured in accordance with the Process which is supplied to OPTHEA for further processing to Drug Product.
Product Quality:	Product which conforms with the Specification as pre-defined between both Parties
Qualification:	An action proving that any equipment, Process, facility, utility, vendors, performs according to pre-defined specifications and meets the user requirements.
Quality Department:	The authorised quality representatives within DSM that are responsible for maintaining, improving and implementing the organisation’s Quality System and Quarantine, release or rejection of Product.
Quality System:	The management system administered by DSM to control, maintain and comply with pre-defined specifications and standards.
Specification	Means the specifications, technical data and/or formulae of the Product manufactured during a Batch, and all amendments thereto.
Statement of Compliance (SoC)	Means the confirmation to be issued by DSM contained in the Certificate of Analysis stating that the Product meets the Specifications and was manufactured in accordance with cGMP.
Validation	An action proving, in accordance with the principles of current Good Manufacturing Practice (cGMP), that any procedure, process, equipment, material, activity or system actually consistently leads to the expected results.

Note: Definitions not included in this Glossary are defined in the BMA.]

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Strictly Confidential

EXHIBIT 4: CCN FORMAT

CONTEMPLATED CHANGE NOTIFICATION/REQUEST

(EXAMPLE - FOR ADDITIONAL ACTIVITIES)

Drug Substance name    :

Client name                    :

Services number             :

Form number                  :

Date of issue                   :

Change requested by      :

Contract                           :

TITLE:

With reference to:

Content:

The following is included in CCN:

Price:

[***].

Effects of change:

1. Payment	[***].
2. Schedule	:
3. Other	:

Signatures:		(name)	(signature)	(date)

PM	:
Site Director	:
Client approval	:

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

EXHIBIT 5: CANCELLATION SCHEME

In the event of Termination, cancellation or Postponement by OPTHEA of one or more of the stages of the Services, the following amounts (“Close Out Costs”) shall be due by OPTHEA in accordance with Section 15:

Termination, cancellation or Postponement of a stage of the Development Work:

For Development Work scheduled to be performed [***] the date of Termination, cancellation or Postponement: [***].

For Development Work scheduled to be performed [***] the date of Termination, cancellation or Postponement and [***] the date of Termination, cancellation or Postponement: [***].

Termination, cancellation or Postponement of engineering batches included in the Development Work and each Batch being part of the Manufacturing Work:

(i)	If Termination, cancellation or Postponement occurs [***] the Scheduled Starting Date(s): [***].

(ii)	If Termination, cancellation or Postponement occurs [***] the Scheduled Starting Date(s): [***].

(iii)	If Termination, cancellation or Postponement occurs [***] the Scheduled Starting Date(s): [***];

(iv)	If Termination, cancellation or Postponement occurs [***] the Scheduled Starting Date(s) or [***] the scheduled starting date: [***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

EXHIBIT 6: DRAFT PRODUCT SPECIFICATIONS

Product Specifications for Batch release will be proposed and mutually agreed once sufficient data is available following Development Work.

The following tests are anticipated:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additional tests may be required following process development and/or regulatory agency discussions.

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Strictly Confidential

EXHIBIT 7: DESIGNATED VENDORS

[***].

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